SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 7, 2000


                              BABY'S BEST.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                MULLY CORPORATION
                          ------------------------------
                           (Former name of Registrant)

      Florida                       0-25609                      84-1381946
-------------------                 -------                      ----------
  State or other                  (Commission                   (IRS Employer
  jurisdiction of                File Number)                Identification No.)
  incorporation)


    10 Fairway Drive, Suite 205
      Deerfield Beach, Florida                                33441
---------------------------------------                    ----------
(Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (954)-360-7411
                                                           --------------

                   12835 E. Arapahoe Road, Tower I, Penthouse
                            Englewood Colorado, 80112
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Effective March 7, 2000, pursuant to a definitive agreement (attached hereto and incorporated herein as Exhibit 2.1) (the "Agreement"), Mully Corporation (the "Company") acquired all of the issued and outstanding securities of Baby's Best Infant Formula Inc. ("BBI"), a Florida corporation. The terms of the transaction involved the Company undertaking a forward split of its issued and outstanding common stock whereby four shares of common stock were issued in exchange for every share of common stock outstanding immediately prior to the closing of the transaction in order to establish the number of issued and outstanding common shares of the Company at closing to be 2,000,000. Thereafter, the Company issued an aggregate of 18,000,000 shares of its "restricted" common stock to the former shareholders of BBI in exchange for all of their stock in BBI. BBI did not survive the transaction. The Company also changed its name to "Baby's Best.com, Inc." and reincorporated in Florida.

         BBI is currently emerging from its research and development stage. It intends to offer numerous baby products, including baby's Best Premium, a unique infant formula, which management of BBI believes to be a far more easily digested product and which provides more nourishment per feeding that the two leading infant formulas, Similac and Enfamil, with better taste. BBI has completed its comparison tests while working with the Food and Drug Administration ("FDA"). Documentation seeking approval to conduct clinical trials have been submitted to the FDA and are ready to be approved.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of the common stock as of March 15, 2000, by (i) each person or entity known by Baby's Best to beneficially own more than 5% of the outstanding shares of common stock; (ii) each director of Baby's Best; and (iii) all directors and executive officers of Baby's Best as a group:

               NAME AND ADDRESS OF         NUMBER OF SHARES         % OF CLASS
               BENEFICIAL OWNER (1)       BENEFICIALLY OWNED       OUTSTANDING
--------------------------------------- ------------------------ ---------------
Encore Consolidated Trust(1)                   14,506,000             72.5%
467 Westnary Road
Ajax, Ontario, Canada L15 6V8

Patricia Bishop                                14,506,000
Jackie Free                                       187,500                *
Daniel Marlowe                                    187,500                *
All directors and officers as a group              14,881             74.4%

------------------
*        Less than 1%
(1) The beneficiaries of this Trust are the family members of Patricia Bishop President and a director of the Company.

Pursuant to the terms of the Agreement the Company's sole officer and director, Andrew I. Telsey, resigned his positions in the Company and the following persons were appointed as the new officers and/or directors of the Company:

NAME                                  AGE               POSITION
----                                  ---               --------
Patricia Bishop                       53                President and Director
Jackie Free                           38                Chief Financial Officer,
                                                          Treasurer and Director
Daniel Marlowe                        44                Chief Operating Officer,
                                                          Secretary and Director

See the Information Statement on Form 14F-1 dated February 23, 2000 for biographies on the above persons.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(a)      Financial Statements of Businesses Acquired.

         The required historical financial statements will be filed within the required time period.

(b)      Pro Forma Financial Information.

         The required pro forma financial statements will be filed within the required time period.

         (c)      Exhibits.

2.1 Agreement and Plan of Reorganization Dated March 6, 2000 among Mully Corporation and Baby's Best Infant Formula Inc.

3.2      Certificate of Incorporation.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BABY'S BEST.COM, INC.

Date:  March 21, 2000                    By: /s/ PATRICIA BISHOP
                                            ------------------------------------
                                                  Patricia Bishop, President

                                  EXHIBIT INDEX

EXHIBIT                  DESCRIPTION

2.1 Agreement and Plan of Reorganization Dated March 6, 2000 among Mully Corporation and Baby's Best Infant Formula Inc.

3.2        Certificate of Incorporation.